EXHIBIT 99(j)(1)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated October 9, 2002, which is incorporated by reference, in this Registration Statement (Form N-1A No. 033-79708 and 811-08542) of The Saratoga Advantage Trust.


                                        ERNST & YOUNG LLP

New York, New York
December 31, 2002